UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Item 1. Reports to Stockholders.

TICKER: TFCGX

Annual Shareholder Report

November 30, 2025

This annual shareholder report contains important information about Taylor Frigon Core Growth Fund for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://www.taylorfrigonfunds.com/prospectus. You can also request this information by contacting us at 1-888-897-4821.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Taylor Frigon Core Growth Fund	$151	1.45%
Management's Discussion of Fund Performance

In the twelve months ended November 30, 2025, the Taylor Frigon Core Growth Fund (the "Fund") returned 8.54% versus the S&P 500's return of 15.00% and the S&P 400 Mid Cap's return of –0.23%. The Fund's performance during the fiscal year came from the Fund's companies beginning to re-accelerate growth after several years of navigating a more challenging macro environment characterized by more cautious customer spending.

The Fund remains primarily concentrated in the technology and healthcare sectors, and those areas continued to be the main drivers of performance for the Fund. Credo Technology Group Holding Ltd., a company that provides high-speed connectivity solutions for AI-driven applications, cloud computing, and hyperscale networks, was a new addition to the portfolio and ended up being the best performing stock during the fiscal year. The second-best performing company was Symbotic Inc., which provides warehouse automation to drive significant improvements in the operational efficiency of distribution networks. TransMedics Group, Inc., which is helping drive the transformation of organ transplant therapy, was the top-performing company from the healthcare sector. On the negative side, the worst performing companies were diverse. PROCEPT BioRobotics Corp., which has developed an innovative aquablation therapy for the safe and effective treatment of enlarged prostates, had the most detrimental impact on the portfolio, after being one of the top performers last year. Other companies that had significantly negative contributions to performance for the year were Kornit Digital Ltd., Wix.com Ltd., and Grid Dynamics Holdings Inc. Despite their recent struggles, these are companies that we remain highly convicted in, and we have decided to continue to hold fast as their respective management teams strive to overcome the short-term headwinds they are experiencing on their journey to fulfilling their long-term potential.

This year's strong performance re-affirms our long-term investment philosophy, as we were rewarded for our decision to continue to back exceptionally innovative, well-managed companies during an extended period of heightened volatility and turmoil, rather than abandon them for "safer" alternatives. We remain confident that owning high-quality companies through multiple market cycles will continue to prove to be the most advantageous approach to investing, and we believe that our portfolio is well-positioned to capitalize on the narratives shaping the future of a variety of different industries.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Inception (12/27/2016)
Taylor Frigon Core Growth Fund	8.54%	-0.14%	11.37%
S&P 500® Index	15.00%	15.28%	15.10%
S&P Mid Cap 400® Index	-0.23%	10.49%	9.60%

1

Fund Statistics
Net Assets ($)	$32,694,524
Number of Portfolio Holdings	49
Portfolio Turnover Rate (%)	39%
Total Advisory Fees Paid ($)	$305,913

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Credo Technology Group Holding Ltd (Cayman Islands)	4.35%
Monolithic Power Systems, Inc.	3.19%
Carvana Co. - Class A	3.09%
Astera Labs, Inc.	3.07%
Procore Technologies, Inc.	2.87%
KLA Corporation	2.76%
Glaukos Corporation	2.72%
Onto Innovation Inc.	2.63%
CloudFlare, Inc. - Class A	2.60%
Tower Semiconductor Ltd. (Israel)	2.55%
Sectors (% of net assets)

*	Net Cash represents cash equivalents and liabilities in excess of other assets.
Availability of Additional Information about the Fund

Additional information is available at https://www.taylorfrigonfunds.com/prospectus, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

  Updated Performance

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-897-4821 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit committee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2025	FYE 11/30/2024
Audit Fees	$14,050	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 11/30/2025	FYE 11/30/2024
Registrant		$4,250	$4,250
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Taylor Frigon Core Growth Fund
		Schedule of Investments
	November 30, 2025
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Biological Products (No Diagnostic Substances)
242,969	Compugen Ltd. * (Israel)	$ 379,032	1.16%

Computer Storage Devices
8,469	Pure Storage, Inc. - Class A *	753,402	2.31%

Electrical Work
1,659	Quanta Services, Inc.	771,236	2.36%

Electromedical & Electrotherapeutic Apparatus
24,102	InMode Ltd. * (Israel)	343,454
5,324	TransMedics Group, Inc. *	778,954
		1,122,408	3.43%

Electronic & Other Electrical Equipment (No Computer Equip)
1,076	GE Vernova Inc.	645,353	1.97%

Electronic Components, NEC
4,453	Impinj, Inc. *	765,337	2.34%

Fabricated Plate Work (Boiler Shops)
4,493	NuScale Power Corporation - Class A *	89,860	0.27%

Finance Services
12,005	SoFi Technologies, Inc. *	356,789	1.09%

General Industrial Machinery & Equipment, NEC
9,528	Symbotic Inc. - Class A *	798,161	2.44%

In Vitro & In Vivo Diagnostic Substances
919	IDEXX Laboratories, Inc. *	691,897	2.12%

IT Services
4,252	CloudFlare, Inc. - Class A *	851,293
78,228	Grid Dynamics Holdings, Inc. - Class A *	685,277
2,397	MongoDB, Inc. - Class A *	796,691
4,630	NICE Ltd. ADR *	491,104
		2,824,365	8.64%

Measuring & Controlling Devices, NEC
6,009	Onto Innovation Inc. *	860,248	2.63%

Optical Instruments & Lenses
5,507	Camtek Ltd. (Israel) *	579,860
767	KLA Corporation	901,585
		1,481,445	4.53%

Printing Trades Machinery & Equipment
40,060	Kornit Digital Ltd. * (Israel)	534,000	1.63%

Radio & TV Broadcasting & Communications Equipment
82,649	Vuzix Corporation *	222,326	0.68%

Retail - Auto Dealers & Gasoline Stations
2,697	Carvana Co. - Class A *	1,010,027	3.09%

Retail - Eating & Drinking Places
12,940	Dutch Bros. Inc. - Class A *	758,413	2.32%

Retail - Shoe Stores
3,598	Boot Barn Holdings, Inc. *	697,364	2.13%

Security & Commodity Brokers, Dealers, Exchanges & Services
6,269	Tradeweb Markets Inc. - Class A	682,443	2.09%

Semiconductors & Related Devices
6,364	Astera Labs, Inc. *	1,002,775
7,999	Credo Technology Group Holding Ltd * (Cayman Islands)	1,420,622
8,722	Marvell Technology, Inc.	779,747
1,124	Monolithic Power Systems, Inc.	1,043,263
66,600	QuickLogic Corporation *	419,580
7,711	Tower Semiconductor Ltd. * (Israel)	833,636
		5,499,623	16.82%

Services - Business Services, NEC
12,519	CBIZ, Inc. *	609,675
27,516	Fiverr International Ltd. * (Israel)	575,910
		1,185,585	3.63%

Services - Computer Processing & Data Preparation
17,281	Toast, Inc. - Class A *	590,837	1.81%

Services - Computer Programming Services
3,824	EPAM Systems, Inc. *	715,088	2.19%

Services - Computer Programming, Data Processing, Etc.
4,766	Wix.com Ltd. * (Israel)	456,154	1.40%

Services - Prepackaged Software
30,299	Alkami Technologies, Inc. *	645,975
14,666	BILL Holdings, Inc. *	735,500
1,395	CyberArk Software Ltd. * (Israel)	639,733
14,913	Gitlab Inc. - Class A *	612,328
51,369	Mobileye Global Inc. - Class A * (Israel)	607,182
3,978	monday.com Ltd. * (Israel)	572,275
12,670	Procore Technologies, Inc. *	938,340
7,204	ServiceTitan, Inc. - Class A *	643,749
		5,395,082	16.50%

Surgical & Medical Instruments & Apparatus
128,436	Apyx Medical Corporation *	515,028
32,263	ClearPoint Neuro, Inc. *	466,523
9,182	DexCom, Inc. *	582,782
8,354	Glaukos Corporation *	887,947
19,394	PROCEPT BioRobotics Corporation *	614,402
		3,066,682	9.38%
Total for Common Stocks (Cost $23,691,315)		32,353,157	98.96%

MONEY MARKET FUNDS
377,074	Federated Hermes Government Obligations Money
	Market Fund Institutional Shares - 3.84% **	377,074	1.15%
	(Cost $377,074)
Total Investment Securities		32,730,231	100.11%
	(Cost $24,068,389)

Liabilities in Excess of Other Assets		(35,707)	-0.11%

Net Assets		$ 32,694,524	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Security.
** The rate shown represents the 7-day yield at November 30, 2025.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Taylor Frigon Core Growth Fund

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investment Securities at Fair Value	$ 32,730,231
(Cost $24,068,389)
Dividends Receivable	2,495
Total Assets	32,732,726
Liabilities:
Management Fees Payable	26,346
Service Fees Payable	11,856
Total Liabilities	38,202
Net Assets	$ 32,694,524

Net Assets Consist of:
Paid In Capital	$ 24,058,784
Total Distributable Earnings/(Accumulated Deficit)	8,635,740
Net Assets, for 1,503,705 Shares Outstanding	$ 32,694,524
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($32,694,524/1,503,705 shares)	$ 21.74
Redemption Price * ($21.74 x 0.98) (Note 2)	$ 21.31

Statement of Operations
For the fiscal year ended November 30, 2025

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $0)	$ 44,630
Total Investment Income	44,630
Expenses:
Management Fees (Note 4)	305,913
Service Fees (Note 4)	137,661
Total Expenses	443,574

Net Investment Income/(Loss)	(398,944)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) on Investments	1,548,384
Net Increase from Payment made by Affiliate (Note 5)	33,625
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,502,093
Net Realized and Unrealized Gain/(Loss) on Investments	3,084,102

Net Increase/(Decrease) in Net Assets from Operations	$ 2,685,158

* Reflects a 2% redemption fee if shares are redeemed within 90 days or less of purchase.
The accompanying notes are an integral part of these financial statements.

Taylor Frigon Core Growth Fund

Statements of Changes in Net Assets
	12/1/2024	12/1/2023
	to	to
	11/30/2025	11/30/2024
From Operations:
Net Investment Income/(Loss)	$ (398,944)	$ (357,536)
Net Realized Gain/(Loss) on Investments	1,582,009	1,491,042
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,502,093	8,687,988
Net Increase/(Decrease) in Net Assets from Operations	2,685,158	9,821,494

From Distributions to Shareholders:	-	-

From Capital Share Transactions:
Proceeds From Sale of Shares	1,141,473	2,828,507
Proceeds From Redemption Fees (Note 2)	-	902
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(3,504,849)	(8,227,539)
Net Increase/(Decrease) from Shareholder Activity	(2,363,376)	(5,398,130)

Net Increase/(Decrease) in Net Assets	321,782	4,423,364

Net Assets at Beginning of Year	32,372,742	27,949,378
Net Assets at End of Year	$ 32,694,524	$ 32,372,742
Share Transactions:
Issued	59,454	165,965
Reinvested	-	-
Redeemed	(171,756)	(470,713)
Net Increase/(Decrease) in Shares	(112,302)	(304,748)
Shares Outstanding Beginning of Year	1,616,007	1,920,755
Shares Outstanding End of Year	1,503,705	1,616,007

The accompanying notes are an integral part of these financial statements.

Taylor Frigon Core Growth Fund

Financial Highlights
Selected data for a share outstanding	12/1/2024		12/1/2023		12/1/2022		12/1/2021		12/1/2020
throughout each year:	to		to		to		to		to
	11/30/2025		11/30/2024		11/30/2023		11/30/2022		11/30/2021
Net Asset Value -
Beginning of Year	$ 20.03		$ 14.55		$ 14.70		$ 30.30		$ 25.38
Net Investment Income/(Loss) (a)	(0.25)		(0.20)		(0.20)		(0.25)		(0.40)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	1.96		5.68		0.05		(12.63)		6.65
Total from Investment Operations	1.71		5.48		(0.15)		(12.88)		6.25

Distributions (From Net Investment Income)	-		-		-		-		-
Distributions (From Realized Capital Gains)	-		-		-		(2.72)		(1.34)
Total Distributions	-		-		-		(2.72)		(1.34)
Proceeds from Redemption Fee (Note 2)	-		-	+	-	+	-	+	0.01

Net Asset Value -
End of Year	$ 21.74		$ 20.03		$ 14.55		$ 14.70		$ 30.30
Total Return (c)	8.54%	(d)	37.66%		(1.02)%		(46.51)%		25.54%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 32,695		$ 32,373		$ 27,949		$ 33,361		$ 60,856

Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.45%		1.45%		1.45%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	(1.30)%		(1.15)%		(1.36)%		(1.37)%		(1.34)%
Portfolio Turnover Rate	38.61%		30.28%		27.35%		27.53%		17.06%

+ Less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) During the fiscal year ended November 30, 2025, the Adviser reimbursed the Fund as a result of a trade error. If the reimbursement not been made, the Fund’s performance would have been 0.10% lower. (See Note 5.)
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
TAYLOR FRIGON CORE GROWTH FUND
November 30, 2025

1.) ORGANIZATION
The Taylor Frigon Core Growth Fund (the “Fund”) was organized as a diversified series of PFS Funds (the “Trust”) on December 7, 2016, and commenced operations on December 27, 2016. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2025, there were ten series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Taylor Frigon Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

OPERATING SEGMENTS
The Fund herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the Statement of Operations and the Financial Highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and his role, the Managing Member of the Adviser is deemed to be the Chief Operating Decision Maker.

SECURITY VALUATION
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended November 30, 2025, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2025, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at NAV provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2025:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 32,353,157	$ -	$ -	$ 32,353,157
Money Market Funds	377,074	-	-	377,074
	$ 32,730,231	$ -	$ -	$ 32,730,231

The Fund did not hold any Level 3 assets as of the fiscal year ended November 30, 2025. The Fund did not invest in derivative instruments during the fiscal year ended November 30, 2025.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services, the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended November 30, 2025, the Adviser earned management fees totaling $305,913. At November 30, 2025, the Fund owed the Adviser management fees of $26,346.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.45% of the average daily net assets up to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the fiscal year ended November 30, 2025, the Adviser earned services fees of $137,661. At November 30, 2025, the Fund owed the Adviser services fees of $11,856.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $2,000, for a total of $6,000, in Trustees’ fees for the fiscal year ended November 30, 2025. These fees were paid by the Adviser.

The Chief Compliance Officer ("CCO") of the Fund was paid $6,110, in CCO fees for the fiscal year ended November 30, 2025, by the Adviser.

During the fiscal year ended November 30, 2025, the Fund had a portfolio trade error where the Adviser oversold positions. As a result, the Adviser reimbursed the Fund $33,625, which is reflected on the Statement of Operations as Net Increase from Payment made by Affiliate. Due to the reimbursement, there was no impact to the Fund's net assets. If the reimbursement not been made, the Fund’s performance would have been 0.10% lower.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended November 30, 2025, purchases and sales of investment securities other than short-term investments and U.S Government obligations aggregated $11,819,802 and $14,632,785, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2025, Charles Schwab & Co., Inc. (“Schwab”), for the benefit of its customers, held, in aggregate, 92.07% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Schwab, owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at November 30, 2025 was $24,072,859. At November 30, 2025, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)		Net Appreciation/(Depreciation)
$12,047,366	($3,389,994)		$8,657,372

The tax character of distributions was as follows:

	Fiscal Year Ended		Fiscal Year Ended
	November 30, 2025		November 30, 2024
Ordinary Income	$ -		$ -
Long-term Capital Gain	-		-
	$ -		$ -

As of November 30, 2025, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Losses			$ (21,632)
Unrealized Appreciation on Investments - Net			8,657,372
$ 8,635,740

As of November 30, 2025, the difference between book and tax basis unrealized appreciation was attributed to the tax treatment of passive foreign investment companies (“PFICs”). Under current tax law, late-year ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of November 30, 2025, other accumulated losses included deferred late year ordinary losses of $21,632. During the fiscal year ended November 30, 2025, the Fund utilized $21,139 of short-term capital loss carryforward and $821,456 of long-term capital loss carryforward.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of November 30, 2025, the Fund had 61.26% of the value of its net assets invested in stocks within the Information Technology sector.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Taylor Frigon Core Growth Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Taylor Frigon Core Growth Fund (the “Fund”), a series of PFS Funds, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Greenwood Village, Colorado
January 21, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment. Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management. Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment. Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 1/29/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 1/29/2026

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 1/29/2026